Acquisitions	9 Months Ended
Sep. 30, 2013
Business Combinations [Abstract]
Acquisitions

3. Acquisitions

The following table summarizes our acquisitions during the years ended December 31, 2010, 2011 and 2012 and the nine months ended September 30, 2013, with amounts shown below at fair value at each respective acquisition date (dollars in thousands):

	RetailMeNot.com	VoucherCodes.co.uk	Miwim (Web.Bons-de- Reduction.com and Poulpeo.com)	Actiepagina.nl	Ma-Reduc.com
Year acquired	2010	2011	2012	2013	2013
				(unaudited)	(unaudited)
Cash acquired	$—	$1,266	$558	$64	$530
Other tangible assets acquired	—	3,523	1,697	2	1,337
Identifiable intangible assets
Customer relationships	5,118	4,451	475	192	296
Marketing-related	41,509	10,756	4,035	896	6,231
Contract-based	16,041	697	142	187	263
Technology-based	385	3,622	811	207	564
Goodwill	95,763	30,327	8,727	1,597	13,745

Total assets acquired	158,816	54,642	16,445	3,145	22,966
Total liabilities assumed	—	(7,773)	(3,197)	—	(3,033)

Total	$158,816	$46,869	$13,248	$3,145	$19,933

Tangible assets, which include cash and cash equivalents and accounts receivable, were valued at their respective carrying amounts, which we believe approximate their fair values at the respective acquisition dates. The liabilities assumed in connection with these acquisitions, which were recorded at their fair value at the acquisition dates, include accrued liabilities, accounts payable and deferred tax liabilities. For all acquisitions, goodwill represents the excess of the purchase price over the aggregate fair value of the net identifiable assets acquired. In connection with our acquisitions we incurred approximately $0.4 million, $1.4 million, $0.6 million and $1.3 million (unaudited) in direct acquisition costs in the years ended December 31, 2010, 2011 and 2012 and the nine months ended September 30, 2013, respectively, all of which were expensed as incurred and are included in general and administrative expenses on the consolidated statements of operations.

Goodwill resulted primarily from acquiring a business in a market characterized by high profitability, numerous participants, with none having a dominant market position and specialized processes and procedures, none of which qualify as a separate intangible asset.

The valuation of identifiable intangible assets acquired reflects our estimates based on, among other factors, use of established valuation methods. The value of customer relationships was determined using the income approach. The value of marketing-related intangible assets was determined using the relief from royalty method. Contract-based intangible assets have been valued based on an income-based approach, specifically the with/without method. The value of acquired technology was determined based on a cost-to-recreate methodology. Identifiable intangible assets with definite lives are amortized over the period of estimated benefit using the straight-line or accelerated method and the estimated useful lives of one to fifteen years. The method of amortization applied represents our best estimate of the distribution of the economic value of the identifiable intangible assets.

The acquired marketing-related intangible assets consist primarily of trade names, domain names and well-developed traffic acquisition strategies. These trade and domain names play a pivotal role in generating visits and consumer leads for retailers. In addition, the traffic acquisition methodologies such as search engine optimization processes and techniques, email subscriber lists and campaign processes and other direct marketing capabilities also contribute significantly to generating consumer leads and visits. Our intent is to use the brand and domain names for the foreseeable future and to build upon the established traffic-acquisition methodologies. Accordingly, we utilized a fifteen year useful life to both determine the value of these assets and the selection of a useful life.

The acquired customer-related intangible assets consist solely of contracts with retailers. The businesses we acquired typically had relationships with a substantial portion of the major online retailers that offered digital coupons through affiliate marketing relationships. The customer relationships were valued predominantly using an income approach (multi-period excess earnings method.) Based on the attrition factors applied, the expected useful life of customer relationships from this income approach is fifteen years. Although the contracts we enter into with retailers are cancelable upon short or no notice and without penalty, we determined the useful life of these relationships to be longer-term in nature based upon consideration of several factors. These factors included the fact that couponing has been used in-store by retailers for an extended period; the growth in revenues of the acquired businesses which indicated growing use of coupons by retailers and consumers; the higher level of retailer relationship management that we provide as compared to the periods prior to acquisition; and historically low attrition rates. Based on these factors, we determined that the useful life of these relationships would extend to the foreseeable future and, accordingly, utilized a period of fifteen years both to value and amortize these assets.

Ma-Reduc.com (unaudited)

On July 1, 2013, our wholly owned subsidiary, RetailMeNot, France, acquired 100% of the outstanding capital stock of ABCYNE, a private company and the operator of Ma-Reduc.com, a digital coupon website in France. The total initial purchase price of $19.9 million was comprised of: (i) $15.0 million initial cash consideration and (ii) notes payable issued by RetailMeNot, France, with an aggregate principal amount of $4.9 million to the shareholders, bearing interest at a rate of 3.0% per annum and due in 2014. Of the $15.0 million of initial cash consideration, $0.2 million is provisional and subject to adjustment based upon a final determination of the amount of ABCYNE’s working capital as of July 1, 2013.

The goodwill resulting from the acquisition of Ma-Reduc.com is not deductible for tax purposes.

Actiepagina.nl (unaudited)

On March 1, 2013, we acquired certain assets and liabilities of Actiepagina B.V. associated with Actiepagina.nl, its website based in the Netherlands. The total purchase price of $3.1 million was comprised of: (i) $2.0 million cash consideration and (ii) a $1.1 million note payable issued to the seller, due in 2014.

The resulting goodwill from the acquisition of Actiepagina.nl is not deductible for tax purposes.

Web.Bons-de-Reduction.com and Poulpeo.com

On May 10, 2012, we acquired 100% of the outstanding capital stock of Miwim, a private company and the operator of Web.Bons-de-Reduction.com and Poulpeo.com, two websites in France. The total purchase price of $13.2 million was comprised of: (i) $10.1 million initial cash consideration, (ii) 182,425 shares of our Series B-5 preferred stock with an aggregate value of $3.0 million, based on a per share fair value of approximately $16.45 per share and (iii) additional cash consideration for working capital of $0.1 million.

In conjunction with the acquisition of Web.Bons-de-Reduction.com and Poulpeo.com, we entered into deferred compensation arrangements with the former owners, at which time we issued promissory notes to such individuals with a principal amount totaling $3.5 million bearing interest at 5.0% annually. Principal is to be repaid in equal annual installments of $1.75 million over a two-year period along with accompanying accrued interest, contingent on the continued employment of the former owners. We recorded an associated asset for the deferred compensation arrangement, which is included in other noncurrent assets in the amount of $3.5 million as of December 31, 2012. This asset is being amortized ratably to general and administrative expense over the two-year term of the required employment period. During 2012, we recognized $1.1 million of compensation expense related to these agreements.

The resulting goodwill from the Web.Bons-de-Reduction.com and Poulpeo.com acquisition is not deductible for tax purposes.

The pro forma impact of this acquisition on consolidated net revenues and operating income was immaterial.

VoucherCodes.co.uk

On August 15, 2011, our wholly owned subsidiary, RetailMeNot Limited, or RMNL, acquired 100% of the outstanding capital stock of eConversions Limited, a private company and the operator of VoucherCodes.co.uk, a website based in the United Kingdom. The total purchase price of $46.9 million was comprised of: (i) $33.0 million initial cash consideration, (ii) notes payable issued by RMNL with an aggregate principal amount of $13.0 million to the shareholders and option holders, bearing interest at a rate of 5.0% per annum and due in 2013 and (iii) additional cash consideration for working capital of $0.9 million.

Shortly after the acquisition date, these notes payable were extinguished and replaced with notes payable we issued in the aggregate principal amount of $6.0 million, bearing interest at a rate of 5.0% per annum and due in 2013, and 978,998 shares of our Series B-4 preferred stock with an aggregate value of $7.0 million based on a per share price of approximately $7.15 per share.

The resulting goodwill from the VoucherCodes.co.uk acquisition is not deductible for tax purposes.

RetailMeNot.com

On November 24, 2010, we acquired certain assets of Stateless Systems Pty Ltd. associated with its website RetailMeNot.com. The total purchase price of $158.8 million was comprised of: (i) $130.0 million initial cash consideration, (ii) $20.0 million of Series B-2 preferred stock based upon the issuance of 4,291,022 shares at a value of $4.66 per share and (iii) a $10.0 million note payable to the sellers with an estimated fair value of $8.8 million. The contract-based intangible assets acquired with RetailMeNot.com consist of five-year non-compete agreements with the two individuals that together owned 100% of the selling entity.

The resulting goodwill from the RetailMeNot.com acquisition is deductible for tax purposes.

Purchase of an internet domain name

During April 2010, we purchased an internet domain name for (i) $5.0 million cash consideration payable in four equal annual installments beginning in April 2010 and (ii) 31,458 shares of Series 1 common stock. The purchase was recorded at the fair value of the required payments plus the fair market value of the Series 1 common stock issued to the seller, or an aggregate amount of $4.4 million. The related asset is being amortized over four years and is included in intangible assets on our consolidated balance sheets.

Pro forma Results (Unaudited)

The following unaudited pro forma supplemental information presents an aggregated summary of our results of operations for the years ended December 31, 2010 and 2011, assuming the completion of the 2010 acquisition of RetailMeNot.com and the completion of the 2011 acquisition of VoucherCodes.co.uk occurred on January 1, 2010. The pro forma impact of our 2012 acquisitions of Web.Bons-de-Reduction.com and Poulpeo.com and our 2013 acquisitions of Actiepagina.nl and Ma-Reduc.com on consolidated net revenues and operating income was not material.

The unaudited pro forma supplemental information presented below is based on estimates and assumptions that we believe are reasonable. The average foreign exchange rate during 2011 was used in preparing the supplemental information pertaining to our VoucherCodes.co.uk acquisition. The unaudited pro forma supplemental information that we have prepared is not necessarily indicative of the results of income in future periods or the results that actually would have been realized had the acquired businesses been combined with our operations during the specified periods.

	Year Ended December 31,
	2010	2011
Net revenues	$55.4 million	$90.4 million
Operating income	$29.4 million	$42.1 million